EXHIBIT 10.1

                                  AUCXIS CORP.

                                  AS BORROWER,

                                       AND

                          ABN AMRO CAPITAL (BELGIUM) NV

                           BODIN SAPHIR PENSION SCHEME

                             MAGNUM TECHNOLOGY LTD.

                                  J.J. MENNILLO

                                   AS LENDERS

                                       AND

                                    AUCXIS NV

                                   AS PLEDGOR

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                        CONVERTIBLE BRIDGE LOAN AGREEMENT

                               DATED 2 APRIL 2002

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                        CONVERTIBLE BRIDGE LOAN AGREEMENT
                        ---------------------------------

                               ("this Agreement")

BETWEEN:

1. AUCXIS CORP., company incorporated under the laws of the State of Nevada, United States of America, with its registered offices at Toronto Ontario M5H 1K4, 220, King Street West , represented for the purpose of this Agreement by Mr Dennis Petke, its Chief Financial Officer,

     hereinafter referred to as the "Borrower"

AND:

2.   ABN  AMRO  CAPITAL  (BELGIUM),   a  limited  liability  company  ("naamloze
     vennootschap") existing under the laws of Belgium, with its registered offices at 1000 Brussels, Regentlaan 53, Belgium, registered with the Commercial Registry of Brussels as number 622.783, represented for the purpose of this Agreement by either of Mr Koen Verbruggen, Mrs Anne Degeest or Mr Florent Schmidt, acting on the basis of a power of attorney,, hereinafter referred to as the "First Lender",

3. BODIN SAPHIR PENSION SCHEME a small self administered pension schemeunder the Laws of England, Heronden, Chart Hill, Chart Sutton, Kent ME 17 3EZ, England, represented for the purpose of this Agreement by Mr Nicholas Saphir, as its trustee, hereinafter referred to as the "Second Lender",

4. MAGNUM TECHNOLOGY LTD., a limited liability company existing under the laws of Guernsey, with its registered offices at St. Peter's House, St. Peter Port, GY1 6AX, Guernsey, The Channel Islands, represented for the purpose of this Agreement by either of Mssrs Zvi Limon or Ron Zuckerman, directors, hereinafter referred to as the "Third Lender",

5. MR JEAN JACQUES MENNILLO, residing at 13190 Allauch, 270 Chemin de Carambot de la Ribassiere, France,

     hereinafter referred to as the "Fourth Lender",

6. AUCXIS NV, a limited liability company ("naamloze vennootschap") existing under the laws of Belgium, with its registered offices at 9190 Stekene, Zavelstraat 7, Belgium, registered with the Commercial Registry of Dendermonde, section Sint-Niklaas as number 61.208, represented for the purpose of this Agreement by the Borrower, its managing director, represented by Mr Dennis Petke, its Chief Financial Officer,


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     hereinafter referred to as "Aucxis NV",

Parties sub 1 to 6 (included) hereinafter individually referred to as a "Party" and collectively referred to as the "Parties".

Parties sub 2 to 5 (included) hereinafter individually referred to as a "Lender" and collectively referred to as the "Lenders".

IT HAS BEEN AGREED AS FOLLOWS:

ARTICLE 1. CONVERTIBLE LOAN

1.1. Subject to the terms and conditions of this Agreement, the Lenders shall make available to the Borrower by way of a loan (the "Loan") an amount of US$ 500,000.00 (five hundred thousand United States Dollars), as follows:

        (a) The First Lender will make available US$ 125,000.00 (one hundred and twenty five thousand United States Dollars);

        (b) The Second Lender will make available US$ 125,00.000 (one hundred and twenty five thousand United States Dollars);

        (c) The Third Lender will make available US$ 125,000.00 (one hundred and twenty five thousand United States Dollars); and

        (d) The Fourth Lender will make available US$ 125,000.00 (one hundred and twenty five thousand United States Dollars).

1.2. Subject to the Conditions Precedent (as set out in Article 3 below) having been fulfilled and as soon as possible thereafter, each of the Lenders shall cause its respective part of the (principal) amount of the Loan to be advanced to the Borrower by way of a wire transfer into the US Dollar Trust Account n(degree)02-11419, with reference client Aucxis Corp. and reference LAS ID GJ (the "Escrow Account"), held with the Canadian Imperial Bank of Commerce, Main Branch, 119 Sparks Street, Ottawa, Ontario K1P 5B5 (Bank Transit n(degree)00006, Swift Code CIBCCATT) by Blake, Cassels & Graydon LLP, a limited liability partnership existing under the laws of the Province of Ontario, Canada, having an office at World Exchange Plaza, 45 O'Connor Street, 20th floor, Ottawa, Ontario K1P 1A4, represented by Mr Gary Jessop, partner, which shall act as escrow agent (the "Escrow Agent").

1.2.A The amounts advanced pursuant to Article 1.2. above shall be held in escrow by the Escrow Agent to be delivered to the Borrower following the delivery of a draw-down notice (the "Draw-down Notice") in accordance with the provisions of Article 4 hereof. The Parties agree to execute and deliver to the Escrow Agent an escrow agreement (the "Escrow Agreement") substantially in the form of Schedule 4 attached hereto.

1.3. Subject to the terms and conditions of this Agreement, each of the Lenders shall be entitled to convert only such amounts as have been drawn down from its respective part of the (princi-


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        pal) amount of the Loan in accordance with Article 4 hereof,  into share capital of the Borrower. For the avoidance of doubt, it is expressly stipulated that amounts of the Loan held by the Escrow Agent from time to time shall not be entitled to be converted.

1.4. The obligations of the Lenders under this Agreement are several. Failure of a Lender to carry out those obligations does not relieve any other Lender of its obligations under this Agreement. No Lender is responsible for the obligations of any other Lender under this Agreement. Each of the Lenders may advance its respective part of the (principal) amount of the Loan in accordance with Article 1.2 hereof upon execution of this Agreement by such Lender, the Borrower and Aucxis NV, even prior to the realisation of all of the Conditions Precedent stipulated in Article 3 hereof, irrespective of and notwithstanding the fact that the other Lenders do not wish to waive the benefit of such Conditions Precedent with respect to their obligations under this Agreement. Such waiver shall be personal to the Lender proceeding with the transfer and shall be ineffective with respect to the other Lenders. In such cases, however, the terms and conditions of this Agreement shall, pro rata temporis and for the relevant period of time in which the same situation subsists, apply mutatis mutandis only to such Lender(s) and only to the part(s) of the (principal) amount of the Loan entirely or partially transferred by such Lender(s).

1.5. The rights of the Lenders under this Agreement are several. A Lender may separately enforce such rights. If any Lender commences legal proceedings against the Borrower, it shall forthwith upon the initiation thereof inform the other Lenders.

ARTICLE 2. PURPOSE

The proceeds of the Loan shall be applied by the Borrower in and towards funding its operational expenses and those of its European subsidiaries, more in particular (but not limited to) Aucxis NV and Aucxis Trading Solutions, a limited liability company ("naamloze vennootschap") existing under the laws of Belgium, with its registered offices at 9190 Stekene, Zavelstraat 7, Belgium, registered with the Commercial Registry of Dendermonde, section Sint-Niklaas, as number 43.775 ("ATS"), such costs including (but not being limited to) transaction and bridging costs arising out of or in relation with the prospective merger with AMI, with respect to which the Borrower undertakes in good faith to take all reasonable steps to complete, it being understood that nothing herein shall obligate the Borrower to complete the prospective merger with AMI if its board, acting in good faith, shall determine not so to complete.

ARTICLE 3. CONDITIONS PRECEDENT

The obligations of the Lenders to the Borrower under this Agreement are subject to the conditions precedent (the "Conditions Precedent") that :

3.1. DOCUMENTS: the Lenders shall have received, in form and substance satisfactory to them:

        (a) A legal opinion issued by a United States law firm confirming that the Borrower is or will be able to proceed with the execution and performance of this Agreement without the need for any consent, approval, order or authorisation of, or registration, declaration or filing with the SEC or any other United States governmental or official entity.


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        (b)     An official document proving beyond any doubt that the restraint order over the shares of ATS (the "Restraint Order") has been lifted.

        (c) A copy of the relevant folios of ATS's share register or any other document bearing indisputable proof of the exact number of shares which Aucxis NV holds in ATS and of the exact amount thereof which is held free and clear of any pledges, liens, charges or other encumbrances.

3.2. In case any of the Lenders should choose to waive all or any of the above Conditions Precedent, and should transfer all or part of its (their) respective part(s) of the (principal) amount of the Loan in accordance with Article 1.2 hereof without all of the above Conditions Precedent having been fulfilled, the terms and conditions of this Agreement shall, pro rata temporis and for the relevant period of time in which the same situation subsists, apply mutatis mutandis only to such Lender(s) and only to the part(s) of the (principal) amount of the Loan entirely or partially transferred by such Lender(s).

ARTICLE 4. DRAW-DOWN

4.1. The Loan shall be available for draw-down until 31 December 2002, in one single tranche or in several tranches with a minimum value of US$ 100,000.00 (one hundred thousand United States Dollars) or such lesser amount as may then be available to be drawn down, at any time following the satisfaction of the Conditions Precedent and subject to the Borrower giving the Escrow Agent and the Lenders at least 3 (three) Business Days (as defined in Article 6.1 hereof) notice ("Draw-down Notice") prior to the date on which the Borrower wishes to make the draw-down (the "Draw-down Date").

4.2.    The  Draw-down  Notice,  which  shall  be  substantially  in the form of
        Schedule 5 hereto, must provide:

        (a)     the amount to be drawn down,

        (b) a general description regarding the prospective use of such amount, and;

        (c)     the Draw-down Date.

4.3. All amounts drawn down in accordance with this Article 4 shall be charged on a pro rata basis to each Lender's respective part of the (principal) amount of the Loan, as a consequence of which each Lender shall be deemed to have contributed equally to any such amounts drawn down.

4.4. The Parties agree and acknowledge that the Borrower intends to make an initial draw-down ("Initial Draw-down") of US$ 125,000.00 (one hundred and twenty five thousand United States Dollars) upon receipt of such amount by the Escrow Agent and that the requirement to deliver the Draw-down Notice at least 3 (three) Business Days in advance of the Draw-down Date in accordance with Article 4.1 above and the requirements set out in Article 4.2. (b) above shall not apply to such Initial Draw-down.


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ARTICLE 5. INTEREST

5.1. The Loan (irrespective as to whether it actually is drawn down from the Escrow Account or not) will bear interest ("Interest") at a rate ( "Interest Rate") of 12,5% per annum, which amount shall accrue until it is payable in accordance with Article 5.2 below.

5.2. The Borrower will pay Interest on the basis of actual days elapsed between the date on which the Loan is advanced to the Borrower in accordance with Article 1.2 hereof and the Repayment Date (as defined below) or (as the case may be) the date of its complete voluntary or mandatory prepayment in accordance with the terms and conditions of this Agreement, the latter in any case to be included.

ARTICLE 6. REPAYMENT - CONVERSION

6.1. Subject to 6.2 and 6.3 hereafter, the Loan shall be repaid and/or (to the extent not drawn) retransferred (as the case may be) to the Lenders on 31 December 2002, unless such day is not a Business Day, in which case the term shall be extended to the following Business Day (the "Repayment Date").

        For the purpose of this Agreement, "Business Day" means any day (other than a Saturday, a Sunday or a statutory holiday in the Province of Ontario, Canada) on which banks are open for general business in the Province of Ontario, Canada.

6.2. Subject to the terms and conditions of this Agreement, the amount of the Loan which has not been drawn down in accordance with Article 4 hereof, shall be retransferred by the Escrow Agent to the Lenders on a pro rata basis on the Repayment Date, on notice signed by each of the Lenders.

6.3. Without prejudice to Article 6.5. hereof, and subject to the terms and conditions of this Agreement, the amount of the Loan which has been drawn down in accordance with Article 4 hereof, shall be owed by the Borrower to the Lenders on a pro rata basis and be repaid by the Borrower to the Lenders on a pro rata basis on the Repayment Date.

6.4. Subject to the terms and conditions of this Agreement, any interest accrued on the Loan will be repaid by the Borrower to the Lenders on a pro rata basis on the Repayment Date or (as the case may be) the date of the complete voluntary or mandatory prepayment of the Loan in accordance with the terms and conditions of this Agreement.

6.5 At any time and at the latest on the last Business Day prior to the Repayment Date (included), each of the Lenders may, at its exclusive option, notify in writing the Borrower of its intention to exercise its conversion rights in accordance with Article 1.3 hereof.

        The conversion shall be subject to the following terms and conditions:

        (a) NEW SHARES : the share capital to which such Lender shall be entitled, shall consist of shares which have been issued from the treasury of the Borrower and which are in every respect equal in attributes to the Borrower's then existing shares (the "Shares").

        (b) CONVERSION RATE : the issuance price of Shares shall be equal to US$ 0,01 (one United States Cent).


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        (c) TIMING : the issuance of the Shares to the relevant Lender must take place within a reasonable delay after the Lender has notified in writing the Borrower of its intention to exercise its conversion rights in accordance with Article 1.3 hereof.

        (d) TOTAL CONVERSION : All of the amounts drawn down applicable to the relevant Lender are to be converted and following such conversion the Borrower shall have no further obligations vis-a-vis the relevant Lender except for the interest payments due hereunder to the Lenders by the Borrower.

6.6.    Article 6.5 hereof takes precedence over Article 6.3. hereof

ARTICLE 7. VOLUNTARY PREPAYMENT

7.1. The Borrower may at any time and without any premium or penalty, prepay to the Lenders on a pro rata basis the whole or a part of the amount of the Loan which has been drawn down in accordance with Article 4 hereof (together with any Interest accrued thereon up to the day of actual prepayment), provided it has given the Lenders no less than ten (10) Business Days' notice in writing of its intention to make such prepayment ("Prepayment Notice").

7.2.    Any such Prepayment Notice,  which shall be substantially in the form of
        Schedule 6 hereto, will mention:

        (a) the amount to be prepaid (with a detailed break-down into Loan and Interest fragments), and;

        (b)     the  date  on  which  the   prepayment   will  take  place  (the
                "Prepayment Date").

7.3. Without prejudice to Article 7.4 hereof, any such Prepayment Notice shall be irrevocable and the Borrower will be bound to make a prepayment in accordance with its terms.

7.4     Upon receipt by the Lenders of a Prepayment  Notice in  accordance  with
        Article 7.1 and 7.2 hereof, and until the last Business Day prior to the Prepayment Date (included), each of the Lenders may, at its exclusive option, notify the Borrower of its intention to exercise its conversion rights in accordance with Article 1.3 hereof.

        In such cases, the terms and conditions set forth in Article 6.5 hereof shall apply mutatis mutandis.

        This Article 7.4 takes precedence over Article 7.3 hereof

7.5. The Borrower may, at its option, together with a prepayment made in accordance with this Article 7, instruct the Escrow Agent to retransfer to the Lenders on a pro rata basis the whole of the amount of the Loan which has not been drawn down in accordance with Article 4 hereof. The Prepayment Notice issued in accordance with this Article 7 must contain a special provision to that effect and be sent to the Escrow Agent, who shall be irrevocably bound to effect the said retransfer on the Prepayment Date.

7.6. No voluntary prepayment is permitted except in accordance with the express terms of this Agreement.


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ARTICLE 8. CHANGES IN CIRCUMSTANCES

8.1. If the introduction of or change in the interpretation or application of any law, order, directive or regulation in any jurisdiction, whether or not having the force of law but, if not, being a directive or official regulation with which it is the practice of the involved Lender in the relevant jurisdiction to comply with, increases the costs for any of the Lenders of giving effect to any of its obligations as contemplated by this Agreement or for maintaining such obligations :

        (a) the Lender shall notify the Borrower of the circumstances leading to such increased costs; and

        (b) the Borrower shall forthwith on demand in writing by such Lender pay that Lender the amount of any such increased cost incurred by it which is not disputed by the Borrower, acting in good faith.

8.2. If it becomes (or any change in the interpretation or application of any law, order, directive or regulation, whether or not having the force of law but, if not, being a directive or official regulation with which it is the practice of the involved Lender to comply with, makes it apparent that it is) unlawful in any relevant jurisdiction or contrary to any official regulation for any of the Lenders to give effect to any of its obligations as contemplated by this Agreement or to maintain such obligations :

        (a) the Lender shall notify the Borrower and the Escrow Agent of the circumstances leading to such unlawfulness ("Notice of Unlawfulness"), which notification shall need to be documented by a legal opinion setting out such circumstances in detail;

        (b) Without prejudice to article 8.3 hereof, the Borrower shall forthwith on demand by such Lender repay to such Lender without any penalty such amounts as have been drawn down from its respective part of the (principal) amount of the Loan in accordance with Article 4 hereof, together with any interest accrued thereon;

        (c) The Escrow Agent shall forthwith on demand by such Lender retransfer to such Lender without any penalty such amounts as have not been drawn down from its respective part of the (principal) amount of the Loan in accordance with Article 4 hereof; and

        (d) such Lender's obligations to the Borrower under this Agreement shall cease upon receipt of all amounts payable to it pursuant to paragraph (b) and (c) above.

8.3. Upon receipt by the Borrower of a Notice of Unlawfulness in accordance with Article 8.2 paragraph (a) hereof, the relevant Lender may, at its exclusive option, notify the Borrower of its intention to exercise its conversion rights in accordance with Article 1.3 hereof.

        In such cases, the terms and conditions set forth in Article 6.5 hereof shall apply mutatis mutandis.

        This Article 8.3 takes precedence over Article 8.2 paragraph (b) hereof.

ARTICLE 9. REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower represents and warrants as follows:


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9.1.    STATUS : It is a company,  duly  incorporated and validly existing under the laws of the jurisdiction of its incorporation, with the power to own its assets and carry on its business as it is being conducted, and no
        administrator,   receiver,  liquidator  or  similar  official  has  been
        appointed with respect to it or any of its assets and no petition or proceeding for such an appointment is pending.

9.2. POWERS AND AUTHORITY : It has the requisite corporate power to enter into and perform this Agreement and the transactions contemplated therein. The execution and performance by the Borrower of this Agreement and of the transactions contemplated therein, has been or will be (as the case may be) duly authorised by all necessary corporate or other actions on its part.

9.3. LEGAL VALIDITY : This Agreement constitutes legal, valid and binding obligations, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganisation, moratorium or other similar laws affecting the enforcement of creditors' rights in general.

9.4. NO CONFLICT : The entry into and performance by it of, and the transactions contemplated by, this Agreement do not and will not:

        (a) conflict with any law or judicial or official regulation of the United States of America which is applicable to it; or

        (b)     conflict with its constitutional documents; or

        (c) except for the Restraint Order and a pledge agreement entered into with the former shareholders of ATS (the "SCS Pledge Agreement"), conflict in any respect with any agreement or document which is binding upon it or any of its assets in such manner or to such an extent as would have a material adverse effect on its ability to perform its material obligations pursuant to or in connection with this Agreement, or more generally on its business, assets, financial and trading condition; or

        (d) except for the Restraint Order and the SCS Pledge Agreement, conflict in any respect with any agreement or document which is binding upon it or any of its assets in such manner or to such an extent as would have a material adverse effect on the Lenders' rights and remedies pursuant to or in connection with this Agreement; or

        (e) conflict in any respect with any agreement or document which is binding upon it or any of its assets in such manner or to such an extent as would result in any liability on the part of any of the Lenders to any third party by reason of any such conflict, nor will it result in a requirement for the creation or imposition of any encumbrances over any such asset other than pursuant to or in connection with this Agreement.

9.5. NO DEFAULT : No event has occurred and is continuing which constitutes a default under or in respect of any agreement or document which is binding on it or any of its assets in such a manner or to such an extent as to have a material adverse effect as described in Article 9.4 sub paragraph (c) and (d).

9.6     AUTHORISATIONS :

        (a) No consent, approval, order or authorisation of, or registration, declaration or filing with any governmental entity of the jurisdiction of its incorporation, creditor or debtor or any other interested party, is required to be obtained or made in connection with the entry into and performance of this Agreement; and


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        (b)     All  consents,   approvals,  orders  or  authorisations  of,  or
                registrations, declarations or filings with any governmental entity of the jurisdiction of its incorporation which are required for the carrying on of the Borrower's business as conducted on the date hereof have been obtained or effected (as appropriate) and are in full force and effect save to the extent that the absence of such authorisations does not have or will not have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d).

        (c) All consents, approvals, orders or authorisations of, or registrations, declarations or filings with any governmental or other entity of the jurisdiction of its incorporation or (at the Federal level) of the United States of America (including but not limited to the United States Securities and Exchange Commission) which are required in connection with the transactions contemplated by this Agreement have been or will be (as the case may be) obtained or done by it.

9.7 ACCOUNTS : Its accounts over the last two accounting years prior to the entry into force of this Agreement were prepared (save as described in notes to or accompanying those accounts) in accordance with accounting principles generally accepted in the United States of America (GAAP) and in accordance therewith present a true and fair view of its financial condition as at the date to which they were drawn up and it has not incurred any material undisclosed liabilities.

9.8 BUSINESS : There has been no material adverse change in its business, assets or financial condition since the end of its last audited financial year prior to the date of this Agreement which have not been publicly disclosed.

9.9     LITIGATION AND GENERAL LIABILITIES :

        (a) Except as listed in Schedule 1 to this agreement, no litigation, arbitration, administrative or regulatory proceedings are current or, to its knowledge, pending or threatened, in respect of itself or any of its subsidiaries which are reasonably likely to be adversely determined to it or to such subsidiary and which would, if so determined, have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d).

        (b) Except as listed in Schedule 1 to this Agreement, no other liabilities exist with respect to itself or any of its subsidiaries which are reasonably likely to be adversely determined to it or to such subsidiary and which would, if so determined, have a material adverse effect as described in
                Article 9.4 sub paragraphs (c) and (d).

9.10    TAX LIABILITIES :

        (a) No claims are being asserted against it with respect to taxes which are reasonably likely to be determined adversely to it and which, if so adversely determined, would have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d).

        (b) It is not materially overdue in the filing of any tax returns required to be filed by it and it has paid all taxes shown to be due on any tax returns required to be filed by it or on any assessments made against it, non-payment or a claim for payment of which would have a material adverse effect as described in
                Article 9.4 sub paragraphs (c) and (d).

9.11 DOCUMENTS : The documents delivered to, or to be delivered to (as the case may be), the Lenders by or on behalf of it pursuant to Article 3.1 are genuine and in the case of copy documents, are true, complete and accurate copies in all material respects, of originals which have not been amended, varied, supplemented or superseded in any way.

9.12    FREE OWNERSHIP OF ASSETS :

        (a) It has sufficient title to or valid leases or licences of or is otherwise entitled to use all material assets necessary to conduct its business as conducted by it as at the date of this Agreement.

        (b) No encumbrance exists over the whole or any part of its present or future business assets or undertaking except for encumbrances listed sub Schedule 2 to this Agreement.

9.13 SHARES : It has duly authorized and reserved for issuance a sufficient number of Shares in order to enable it to perform its obligations pursuant to Article 1.3 and 6.5 hereof.

9.14 ACCURACY : Nothing has occurred or come to its notice which renders any of the factual information, expressions of opinion or intention, projections or conclusions contained in the above representations and warranties inaccurate or misleading in any material way.

9.15    TIMES  FOR   MAKING   REPRESENTATIONS   AND   WARRANTIES   :  The  above
        representations and warranties are made on the date hereof.

ARTICLE 9A REPRESENTATIONS AND WARRANTIES OF THE LENDERS

Each of the Lenders individually represents and warrants as follows:

9A.1. NON-US PERSONS : each of the Lenders is neither a United States Person (as defined in Rule 902(o) of Regulation S promulgated under the United States Securities Act of 1933 - the "1933 Act") nor advancing the Loan for the account of a United States Person or for resale to a United States Person or to a person in the United States, and each of the Lenders confirms that the Loan has not been offered to the Lenders in the United States and that this Agreement has not been signed in the United States and each of the Lenders acknowledges and agrees that the Shares to be obtained pursuant to the exercise of the conversion rights in accordance with Article 1.3 hereof have not been and will not be registered under the 1933 Act and may not be offered or sold or re-offered or re-sold in the United States or to a United States Person without registration under the 1933 Act unless an exemption from registration is available or the transaction complies with Regulation S.

9A.2. LEGAL VALIDITY : This Agreement constitutes legal, valid and binding obligations, enforceable against each of the Lenders in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganisation, moratorium or other similar laws affecting the enforcement of creditors' rights in general.

ARTICLE 10. UNDERTAKINGS OF THE BORROWER

10.1. DURATION : The undertakings in this Article 10 shall remain in force from the date hereof for so long as any amount is or may be outstanding under this Agreement.

10.2. FINANCIAL INFORMATION : The Borrower undertakes to submit to the Lenders any useful public information concerning its financial situation, and in particular it undertakes to submit the following documents:

        a. annually, and as soon as these documents shall become available (in any event at the latest six months after the closing of the Borrower's financial year): the draft annual report, the annual accounts and the report of its statutory auditor if one has been appointed in accordance with the applicable legal provisions, and the forecasts, budgets and investment programmes for the next financial year (if any);

        b. bi-annually, and as soon as these documents shall become available (in any event at the latest 60 days after the end of the applicable six month period): an interim balance sheet and profit and loss statement for the period ended;

        c. every three months, and as soon as these documents shall become available (and in any event at the latest 30 days after the end of each three month period): a provisional balance sheet and profit and loss statement;

10.3. NOTICES : The Borrower undertakes to furnish or procure that there shall be furnished to the Lenders, the following documents :

        (a)     promptly,   documents   despatched   by  the   Borrower  to  its
                shareholders pursuant to a requirement of law or binding regulation in their capacity as such or to its creditors generally (in their capacity as creditors);

        (b) promptly after the same are instituted or, to its knowledge, threatened, details of any litigation, arbitration or administrative proceedings involving the Borrower which if adversely determined would have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d) or which if adversely determined, would result or would be reasonably likely to result in actual liability in excess of US$ 250,000.00 two hundred and fifty thousand United States Dollars), or the equivalent in other currencies;

        (c) promptly, such further information regarding its financial condition, business and assets as the Lenders may reasonably request from time to time provided that such information is readily available, relevant to the interests of the Lenders and kept confidential by them;

        (d)     promptly, written details of any default as set forth in Article
                9.5 of this Agreement, forthwith upon becoming aware of the same, and of all remedial steps being taken and proposed to be taken in respect of such Default;

        (e) promptly, details of any material breach of its constitutional documents by any party thereto of which it is aware;

        (f) promptly upon having been informed thereof, any information regarding facts or occurrences which can reasonably be believed to have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d).

10.4. MATERIAL DISPOSALS : The Borrower undertakes not to proceed to any disposal of a material number of its shares, its assets, undertakings or business activities in such a manner as might have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d) without providing the Lenders with at least twenty (20) Business Days prior notice. However, the Borrower shall be entitled to dispose of its shares in Aucxis Limited, an Australian company with its registered offices at 152-158 St. George's Terrace, Level 18 Central Park, Perth, Western Australia, Australia, in which it holds a property interest, without the need to provide the Lenders with such prior notice and without any further consent of the Lenders.

10.5. PARI PASSU RANKING : Without prejudice to the Pledge, the Borrower undertakes that its obligations under this Agreement will at all relevant times rank at least pari passu in right and priority of payment and in point of security with all its other present and future unsecured and unsubordinated obligations, with the exception of obligations which have priority by operation of law.

10.6. ACCESS : At reasonable times and upon reasonable notice, where the Lenders (or any of them) reasonably suspect(s) that an Event of Default may have occurred and after reasonable attempts to remedy such Event of Default (if remediable), the Borrower will procure that any one or more representatives of such Lender(s) (accountants or other professional advisers reasonably appointed) be allowed (at such Lender's risk and expense if in fact no Event of Default has occurred) to have access during normal business hours to the Borrower's assets, books and records and to inspect and copy the same, in each case to the extent that the Lender (acting reasonably) considers them to be relevant to that Event of Default.

10.7. AUTHORISATIONS : The Borrower undertakes to promptly renew from time to time and maintain in full force and effect, and if so requested promptly furnish certified copies to the Lenders of all such authorisations, approvals, consents, licences and exemptions as may be required under any applicable law or regulation:

        a. to enable it to perform its obligations under this Agreements, or;

        b.      for the validity or enforceability of this Agreement, or;

        c. to carry on its business as it is being conducted from time to time where failure to obtain, renew or maintain any such authorisation, approval, consent, licence or exemption or non-compliance with the terms of the same would have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d) hereof.

10.8. COMPLIANCE WITH LAWS : The Borrower undertakes to comply in all material respects with all applicable laws and regulations of any governmental authority, whether domestic or foreign having jurisdiction over it or any of its assets, where failure to comply with any such laws or regulations would have a material adverse effect as described in Article
        9.4 sub paragraphs (c) and (d) hereof.

10.9. TAXES : The Borrower undertakes to pay all taxes due and payable by it or prior to the accrual of any material fine or penalty for late payment (save to the extent that payment of the same is being contested in good faith and adequate reserves are being maintained with respect thereto);

10.10. CHANGE OF BUSINESS : Except for the potential merger with AMI and any changes made in the course or as a consequence thereof, the Borrower undertakes that no material change is made to the general nature or scope of its business from that carried on at the date of this Agreement.

10.11. ARM'S LENGTH : Save for the avoidance of doubt for this Agreement and the Pledge, the Borrower undertakes not to enter into any material transaction otherwise than on arm's-length terms in the ordinary course of business.

10.12. PROPER CONDUCT OF BUSINESS : The Borrower undertakes to carry on and conduct its business properly and will refrain from any action (including any omission) which might have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d).

ARTICLE 11. DEFAULT - ACCELARATION - MANDATORY PREPAYMENT

11.1. EVENTS OF DEFAULT : Each of the events set out in this Article 11.1 is an "Event of Default" (whether or not caused by any reason whatsoever outside the control of the Borrower or any other person):

        (a) NON-PAYMENT : The Borrower fails to pay on the relevant due date any amount due by it under this Agreement.

        (b) MISREPRESENTATION : Provided that the same has a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d), a representation, warranty or statement made under or in connection with this Agreement (and more in particular but not limited to Article 9 thereof) is incorrect in any material respect when made, and, if the circumstance giving rise to such misrepresentation is capable of remedy within such period, within 20 Business Days after the receipt by the Borrower of written notice from the Lenders (or any of them) requiring remedy, the Borrower shall have failed to remedy such circumstance.

        (c) BREACH OF OBLIGATIONS : The Borrower breaches or fails to comply with any of its other obligations under this Agreement (and more in particular but not limited to the issuance of the Shares as set forth Article 6.5 hereof and the Undertakings listed in
                Article 10 thereof), and, if the circumstance giving rise to such breach or failure is capable of remedy within such period, within 20 Business Days after the receipt by the Borrower of written notice from the Lenders (or any of them) requiring remedy, the Borrower shall have failed to remedy such circumstance.

        (d)     INSOLVENCY  :  The  Borrower   becomes  subject  to  bankruptcy,
                judicial composition, insolvency, receivership or other similar proceedings.

        (e) LITIGATION : There shall occur any litigation, arbitration, administrative or regulatory proceedings:

                    o against the Lenders (or any of them) or against the Borrower and the Lenders (or any of them), with respect to this Agreement or any of the transactions contemplated therein, which is reasonably likely to be adversely determined to it or them (as the case may be) and which would, if so determined, have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d); or

                    o against the Borrower which is reasonably likely to be adversely determined to it and which would, if so determined, have a material adverse effect as described in Article 9.4 sub paragraphs (c) and (d).

        (f) FILINGS : The Borrower fails to make a filing or fails to obtain an approval as set forth in Article 9.6 (c) hereof, if any.

11.2. ACCELERATION AND MANDATORY PREPAYMENT : Save for restrictions possibly resulting from an application of article 28 of the Judicial Composition Act of 17 July 1997, the Lenders (or any of them) may, on and at any time after the occurrence of an Event of Default, by written notice to the Borrower and the Escrow Agent (a "Notice of Default"):

        (a)     declare that an Event of Default has occurred; and/or

        (b) without prejudice to Article 11.3. hereof, declare that all or part of such amounts as have been drawn down from its respective part of the (principal) amount of the Loan in accor-dance with Article 4 hereof, together with any interest accrued thereon, and all other amounts accrued under this Agreement be payable on demand, whereupon they shall become payable on such demand; and/or

        (c) without prejudice to Article 11.3. hereof , demand that all or part of such amounts as have been drawn down from its respective part of the (principal) amount of the Loan in accordance with
                Article 4 hereof, together with any interest accrued thereon, and all other amounts accrued under this Agreement be immediately due and payable, whereupon they shall become immediately due and payable.

11.3    Upon receipt by the Borrower of a Notice of Default in  accordance  with
        Article 11.2. hereof, each of the Lenders may, at any time and at its exclusive option, notify the Borrower of its intention to exercise its conversion rights in accordance with Article 1.3 hereof.

        In such cases, the terms and conditions set forth in Article 6.5 hereof shall apply mutatis mutandis.

        This Article 11.3 takes precedence over Article 11.2 hereof.

11.4. Upon receipt by the Escrow Agent of a Notice of Default in accordance with Article 11.2. hereof, each of the Lenders may demand that the Escrow Agent forthwith on demand by such Lender retransfers to such Lender such amounts as have not been drawn down from its respective part of the (principal) amount of the Loan in accordance with Article 4 hereof.

ARTICLE 12. PAYMENTS

12.1. All payments to be made by the Borrower under this Agreement will be made in United States Dollars on the relevant due date for payment thereof to such account or accounts as the Lenders, acting jointly, may from time to time notify to the Borrower. Payment to such account shall constitute a valid payment by the Borrower to all Lenders under this Agreement, applied in and towards payment of the Borrower's outstanding debt to each of the Lenders on a pro rata basis.

12.2. All amounts paid by the Borrower to the Lenders under this Agreement will, in first order, be accounted for as a payment of interests due and payable at such time under this Agreement and, in second order, as a payment of principal due and payable at such time under this Agreement.

12.3. All payments by the Borrower under this Agreement shall be made free and clear of any charge, deduction or withholding for or on account of any tax, levy, impost, duty or other charge, deduction or withholding of a similar nature, including any related penalty or interest (a "Tax Deduction")

        If however a Tax Deduction is required by law to be made by the Borrower, it will pay such additional amount as may be necessary to ensure that the Lenders receive a net amount equal to the full amount which they would have received had payment not been made subject to such Tax Deduction.

ARTICLE 13. SECURITY

Solely as security for the due performance by the Borrower of its obligations under this Agreement, Aucxis NV agrees to grant a pledge (the "Pledge") over the shares which it holds in the share capital of ATS, and for the purpose of granting the Pledge agrees to enter into a pledge agreement substantially in the form of Schedule 3 to this Agreement (the "Pledge Agreement").

ARTICLE 14. HEADINGS

The headings to the Articles of this Agreement are inserted for convenience only and shall not affect the construction of this Agreement.

ARTICLE 15. COSTS

15.1    GENERAL : Without  prejudice to Article  15.2  hereof,  each Party shall
        bear  its  own  costs  incurred  in  the   negotiation,   execution  and
        performance of this Agreement.

15.2. ARRANGEMENT FEE : The First Lender shall bear the costs relating to all legal documentation required to be drawn up pursuant to or in connection with this Agreement and the Pledge Agreement (both included). In return, the First Lender shall be paid an Arrangement Fee in the form of 250.000 (two hundred and fifty thousand) new shares in the Borrower's share capital, to be issued to it immediately upon or as soon as reasonably possible after execution of this Agreement, the Pledge Agreement and the Escrow Agreement by all of the Lenders.

ARTICLE 16. ASSIGNMENT

No Party shall be entitled to assign any rights hereunder or transfer any interest herein to any other person without the prior written consent of the other Parties, except for the assignment of all rights and obligations hereunder by a Party to any of its affiliated persons ("verbonden personen").

ARTICLE 17. FAILURE TO EXERCISE - WAIVER

17.1. The failure by a Party to enforce at any time any of the provisions of this Agreement or to require at any time performance by another Party of any such provision, shall in no way, be construed as a waiver of such provisions, nor shall such failure in any way affect the validity of this Agreement or any part thereof, or the right of such Party to subsequently enforce each and every provision thereof.

17.2. No waiver, modification or amendment of any of the provisions of this Agreement shall be binding, unless it is in writing and signed by a duly authorised representative of the Party to be bound thereby.

ARTICLE 18. PARTIAL INVALIDITY

If any provision of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired. Such invalid, illegal or unenforceable provision will then, by a mutual agreement between the Parties, be replaced by such a provision as best reflects the purpose and contents of the invalid, illegal or unenforceable provision.

ARTICLE 19. NOTICES

Any notice to be given pursuant to this Agreement shall be deemed effective :

19.1 if sent by registered mail at the respective address as set forth in the preamble to this Agreement (or, in the case of the Escrow Agent, as set forth in Article 1.2 hereof), or at such other address as may from time to time be notified in accordance herewith, on the date on which it is sent or;

19.2 if sent by facsimile transmission to the numbers set forth hereinafter or to such other number as may from time to time be notified in accordance herewith, immediately upon issuance of an affirmative delivery report by the facsimile machine which was used to send the notice:

        (a) if to the Borrower : +1 416 214 0585 (attn. Mr Denis Petke), with a copy to the Escrow Agent;

        (b) if to the First Lender : +32 2 546 04 11 (attn. Mr Bart Sonck), with a copy to the Escrow Agent;

        (c) if to the Second Lender : +44 1622 844361 (attn. Mr Nicholas Saphir), with a copy to the Escrow Agent;

        (d) if to the Third Lender : +441481 712686 (attn. Mssrs Nick Moss or Vince Aylaward), with a copy to the Escrow Agent ;

        (e) if to the Fourth Lender :+33 1 5326 0001, with a copy to the Escrow Agent;

        (f)     if to the Escrow Agent : +1 613 788 2247 (attn. Mr Gary Jessop);

        (g)     if to  Aucxis  NV : +32 3 779 99 89 , with a copy to the  Escrow
                Agent.

ARTICLE 20. ENTIRE AGREEMENT

This Agreement sets out the entire agreement and understanding of the Parties in connection with the Loan and supersedes all prior agreements and understandings, both written and oral, among the Parties, or between any of them, with respect to the subject matter hereof.

ARTICLE 21. CONFIDENTIALITY

Each of the Parties shall keep any information provided to it under this Agreement as well as the precise terms and conditions and subject matter of this Agreement strictly confidential and, more generally, hold the negotiations with respect to the subject matter hereof in strict confidence, except to the extent that disclosure shall be required by law or court or governmental order or to obtain any consent required thereby. In such event, to the extent that disclosure shall be required, the Party concerned shall consult with the other Parties regarding such disclosure reasonably in advance thereof.

ARTICLE 22. FACSIMILE SIGNATURES

The Parties agree that this Agreement and all exhibits or documents in connection therewith, may be validly executed by facsimile signatures.

ARTICLE 23. GOVERNING LAW

This Agreement is governed by, and shall be construed in accordance with, the laws of the Kingdom of Belgium.

ARTICLE 24. JURISDICTION

Each Party hereby irrevocably submits all disputes arising out of or in connection with this Agreement to the exclusive jurisdiction of the Courts of Brussels, Belgium.

[Signatory page follows]

AGREED ON 2 APRIL 2002 AND EXECUTED IN SIX (6) ORIGINALS ON THE DATES INDICATED HEREINAFTER, EACH OF THE PARTIES ACKNOWLEDGING HAVING RECEIVED ONE ORIGINAL.

THE BORROWER               :

         Date              :.................................

         Signature         :.................................
         Name              : Dennis Petke
         Capacity          : Chief Financial Officer

THE FIRST LENDER           :

         Date              :.................................

         Signature         :.................................
         Name              :.................................
         Capacity          : Special Attorney

THE SECOND LENDER          :

         Date              :.................................

         Signature         :.................................
         Name              : Nicholas Saphir
         Capacity          : Trustee

THE THIRD LENDER           :

         Date              :.................................

         Signature         :.................................
         Name              :.................................

         Capacity          : Director

THE FOURTH LENDER          :

         Date              :.................................

         Signature         :.................................
         Name              : Jean-Jacques Mennillo

AUCXIS NV                  :

                           :.................................

         Signature         :.................................
         Name              : Dennis Petke for Aucxis Corp.
         Capacity          : Managing Director

SCHEDULE 1 : LITIGATION AND GENERAL LIABILITIES
--------------------------------------------------------------------------------

PART 1 : LITIGATION
-------------------

1. Default judgement against the Borrower in the County Court of Dallas, Texas, by Brian Melton in the amount of US$ 21,948.15 plus interest and cost in the amount of US $3,853.42.

2. A claim has been made by a third party claiming that a loan in the amount of US$ 700,000 was not paid back by the Borrower in January, 2000. The Borrower's records indicate that such loan amounts has been paid. No formal action has yet been launched against the Borrower.

PART 2 : GENERAL LIABILITIES
----------------------------

Those liabilities as set out in the financial statements of the Borrower and/or which the Borrower has publicly disclosed.

SCHEDULE 2 : ENCUMBRANCES OVER THE BORROWER'S ASSETS AND ENTERPRISE
--------------------------------------------------------------------------------

The SCS Pledge Agreement, the Restraint Order and security interest granted to suppliers of equipment to the Borrower. In addition, any security granted by ATS over its assets and business in favour of its banker and/or suppliers.

SCHEDULE 3 : PLEDGE AGREEMENT
--------------------------------------------------------------------------------

                             SHARE PLEDGE AGREEMENT
                             ----------------------

                                "THIS AGREEMENT"

BETWEEN

1. AUCXIS NV, a limited liability company ("naamloze vennootschap") existing under the laws of Belgium, with its registered offices at 9190 Stekene, Zavelstraat 7, registered with the Commercial Registry of Dendermonde, section Sint-Niklaas as number 61.208, represented for the purpose of this Agreement by AUCXIS CORP., a company incorporated under the laws of the State of Nevada, United States of America, with its registered offices at Toronto Ontario M5H 1K4, 220, King Street West , represented for the purpose of this Agreement by Mr Dennis Petke, its Chief Financial Officer

        hereinafter referred to as the "Pledgor" and

2. ABN AMRO CAPITAL (Belgium), a limited liability company ("naamloze vennootschap") existing under the laws of Belgium, with its registered offices at 1000 Brussels, Regentlaan 53, Belgium, registered with the Commercial Registry of Brussels as number 622.783, represented for the purpose of this Agreement by either of Mr Koen Verbruggen, Mrs Anne
        Degeest or Mr Florent Schmidt, acting on the basis of a power of attorney,

        hereinafter referred to as the "First Pledgee",

3. BODIN SAPHIR PENSION SCHEME a small self administered pension scheme under the Laws of England, Heronden, Chart Hill, Chart Sutton, Kent ME 17 3EZ, England, represented for the purpose of this Agreement by Mr. Nicholas Saphir, as its trustee, hereinafter referred to as the "Second Pledgee",

4. MAGNUM TECHNOLOGY LTD., a limited liability company existing under the laws of Guernsey, with its registered offices at St. Peter's House, St. Peter Port, GY1 6AX, Guernsey, The Channel Islands, represented for the purpose of this Agreement by either of Mssrs Zvi Limon or Ron Zuckerman, directors hereinafter referred to as the "Third Pledgee",

5. MR JEAN JACQUES MENNILLO, residing at 13190 Allauch, 270 Chemin de Carambot de la Ribassiere, France,

        hereinafter referred to as the "Fourth Pledgee",

Parties sub 2 to 5 (included) are hereinafter collectively referred to as the "Pledgees".

Parties sub 1 to 5 (included) are hereinafter individually referred to as a "Party" and collectively referred to as the "Parties".

--------------------------------------------------------------------------------

WHEREAS :

1. Pursuant to a loan agreement dated 2 April 2002 (hereinafter referred to as the "Loan Agreement"), the Pledgees have agreed to make available to Aucxis Corp., a company incorporated under the laws of the State of Nevada, United States of America, with its registered offices at Toronto Ontario M5H 1K4, 220, King Street West, Canada (the "Borrower"), a convertible bridge loan for an aggregate principle amount of US $ 500.000,00 (five hundred thousand United States Dollars), of which the proceeds shall be applied by the Borrower in and towards funding its operational expenses and those of its European subsidiaries, more in particular (but not limited to) the Pledgor and Aucxis Trading Solutions, a limited liability company ("naamloze vennootschap") existing under the laws of Belgium, with its registered offices at 9190 Stekene, Zavelstraat 7, Belgium, registered with the Commercial Registry of Dendermonde, section Sint-Niklaas, as number 43.775 ("the Company"), such costs including (but not being limited to) transaction and bridging costs arising out of or in relation with the prospective merger with AMI, with respect to which the Borrower undertakes in good faith to take all reasonable steps to complete, it being understood that nothing herein shall obligate the Borrower to complete the prospective merger with AMI if its board, acting in good faith, shall determine not so to complete.

2. The Pledgor owns 592 of the 640 shares in the share capital of the Company.

3. Of the above 592 shares, 256 (i.e. N(degree)s 385 to 640 (included)) are owned free and clear of any pledges, liens, charges or other encumbrances, and a further 336 (i.e. N(degree)s 49 to 384 (included)) have been pledged to Mr Luc Schelfhout ("Schelfhout") and Mrs Hilde De Laet ("De Laet"), both residing at 9190 Stekene, Bormte 204 A, Belgium, subject to a pledge agreement dated 10 January 2000 (the "Schelfhout Pledge").

4. Solely as security for the due performance of the Secured Liabilities (as defined below), the Pledgor has agreed to grant a Pledge (as defined below) over the Pledged Assets (as defined below) under the terms and conditions set out in this Agreement.

IT HAS BEEN AGREED AS FOLLOWS :

ARTICLE 1 : INTERPRETATION

1.1 Terms defined in the Loan Agreement shall have the same meaning in this Agreement, unless otherwise defined herein or the context otherwise requires.

1.2 In addition, the following terms shall have the following meaning for the purposes of this Agreement, unless the context otherwise requires :

        "Pledge"  means the pledge over the  Pledged  Asets  created  further to
        Article 2.

        "Pledged Assets" has the meaning ascribed thereto in Articles 3 and 6.

        "Secured Liabilities" means all present and future obligations and liabilities whether actual or contingent, of the Borrower to the Pledgees (or any of them) only pursuant to or in connection with the Loan Agreement, as amended, restated, varied, supplemented or novated from time to time, in each case together with all interest, costs, charges and expenses reasonably incurred by the Pledgees (or any of them) in connection with the protection, preservation, or enforcement of their respective rights hereunder.

        "Shares" has the meaning ascribed thereto in Article 3.

1.3 In this Agreement any reference to an agreement (howsoever named) is to such agreement as it may be amended, restated, varied, supplemented or novated from time to time, whether before or after the date thereof.

ARTICLE 2 : PLEDGE

2.1 The Pledgor hereby pledges the Pledged Assets to the Pledgees, solely as security for the due performance of the Secured Liabilities under the Commercial Pledge Act of 5 May 1872.

2.2 The Parties agree that in the event of an assignment, transfer or novation by (one or several of) the Pledgees of all or any part of its (their) rights and obligations under the Loan Agreement, the other Pledgees shall preserve all of its (their) rights with respect to the Pledge as expressly permitted where relevant under article 1692 and/or 1278 (as the case may be) of the Belgian Civil Code, so that the security created by the Pledge shall be automatically transferred to the assignee, transferee or new creditor after novation.

2.3 The rights of the Pledgees under this Agreement are several and divided. A Pledgee may separately enforce such rights. If any Pledgee commences legal proceedings against the Pledgor, it shall forthwith upon the initiation thereof inform the other Pledgees. Upon any enforcement of this Agreement, any Pledgee shall be entitled to the proceeds of its proportionate share of the Pledged Assets (as set forth on Article 3.1. hereof) up to such amount of the Secured Liabilities which is owed to such Pledgee in satisfaction of such amounts.

ARTICLE 3 : THE PLEDGED ASSETS

3.1 The assets pledged hereunder (the "Pledged Assets") are the 592 shares which the Pledgor currently holds in the Company (the "Present Shares") and any other shares in the Company which the Pledgor may subscribe to or acquire in the future (the "Future Shares") (the Present Shares and the Future Shares collectively being referred to as the "Shares").

        148 (one hundred and fourty eight) of the Present Shares are pledged to each of the Pledgees in the following manner :

        (a) N(degree)s 49 to 132 (included) and N(degree)s 385 to 448 (included) are pledged to the First Pledgee ;

        (b) N(degree)s 133 to 216 (included) and N(degree)s 449 to 512 (included) are pledged to the Second Pledgee ;

        (c) N(degree)s 217 to 300 (included) and N(degree)s 513 to 576 (included) are pledged to the Third Pledgee and ;

        (d) N(degree)s 301 to 384 (included) and N(degree)s 577 to 640 (included) are pledged to the Fourth Pledgee.

        With respect to 256 of the Present Shares, i.e. N(degree)s 385 to 640 (included), the Pledge shall take effect immediately on the execution hereof.

        With respect to the further 336 of the Present Shares (i.e. N(degree)s 49 to 384(included)), the Pledge shall take effect immediately on the execution hereof and, for as long as the Schelfhout Pledge is in place, rank immediately after and subject to the Schelfhout Pledge, without prejudice to any rights which might be derived from the restraint order granted to Schelfhout and De Laet by the Judge for Restraint Orders with the Civil Court of Dendermonde on 17 January 2001 (the "Restraint Order").

        The Future Shares are pledged to each of the Pledgees in an equal proportion, as a consequence of which each of the Pledgees shall automatically and by force of law have the benefit of the Pledge over 1/4th (one fourth) of such Future Shares.

3.2     The Shares are in registered  form.  The Pledgor shall not,  without the
        relevant  Pledgee's  prior  written  consent,   request  or  permit  the
        conversion of the Shares into bearer shares.

3.3 The Pledgor shall arrange for the Pledge to be recorded and dated in the Company's share register and be signed therein on behalf of the Pledgor and the Pledgees :

        (a) for the Present Shares, simultaneously with or as soon as reasonably possible after the execution hereof or the lifting of the Schelfhout Pledge (as the case may be), or;

        (b) for the Future Shares, simultaneously with or as soon as reasonably possible after its subscription thereto or the acquisition thereof.

3.4 For the purpose of recording the Pledge, the Pledgor shall excute a power of attorney in the form of Schedule 1 hereto.

ARTICLE 4 : REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS.

4.1     The Pledgor represents, warrants and undertakes to the Pledgees that :

        (a) it is a "naamloze vennootschap" duly established under the laws of Belgium, validly existing and not in liquidation, with power to enter into this Agreement and to exercise its rights and perform its obligations hereunder and all corporate and other action required to authorise execution and performance of this Agreement has been duly taken;

        (b) the Company is a "naamloze vennootschap" duly established under the laws of Belgium, validly existing and not in liquidation;

        (c) the Company's share capital is represented by 640 registered shares. There are no beneficial shares or other shares which represent the Company's share capital, nor are there any warrants, convertible bonds or other rights whatsoever to acquire shares in the Company currently outstanding;

        (d) it owns 256 (i.e. N(degree)s 385 to 640 (included)) of the Present Shares free and clear of any encumbrances other than the Restraint Order ;

        (e) it owns 336 (i.e. N(degree)s 49 to 384 (included)) of the Present Shares subject to the Schelfhout Pledge; such Present Shares are however not subject to any other pledges or other encumbrances other than the Restraint Order;

        (f) there are no limitations, whether pursuant to the Company's articles of association or to any agreement, to the transferability of the Shares or to the exercise of the voting rights attached thereto other than pursuant to the Schelfhout Pledge with respect to 336 (i.e. N(degree)s 49 to 384 (included)) of the Present Shares and other than the Restraint Order ;

        (g) the Present Shares are fully paid-up ; the Company has not declared any dividends in respect of the Present Shares which are still unpaid on the date hereof;

        (h) it will not proceed to any disposal of its assets, undertakings or business activities in such a manner as might have a material adverse effect on the value of the Shares, without obtaining the Pledgees' prior consent (which is not to be unreasonably withheld or delayed), and;

        (i) this Agreement does not violate any contractual or other obligation binding upon it.

4.2     the Pledgor undertakes as follows :

        (a) except as may be permitted under the Loan Agreement or the Schelfhout Pledge, it shall not dispose of the Pledged Assets, it shall not create any other pledge, charge or encumbrance in respect of the Pledged Assets (irrespective of whether ranking behind the Pledge), and shall not permit the existence of any such pledge, charge or encumbrance, and;

        (b) it shall co-operate with the Pledgees and sign or cause to be signed all such further documents and take all such further action as the Pledgees may from to time reasonably request to perfect and protect the Pledge and to carry out the provisions and purposes of this Agreement.

ARTICLE 5 : SCOPE OF THE PLEDGE

5.1 The Pledge shall be a continuing security, shall remain in force until released in accordance with Article 7, and shall in particular not be discharged by reason of the circumstance that there is at any time no obligation currently owing from the Pledgor to the Pledgees. For the avoidance of doubt it is however expressly understood that the Pledge may not be enforced at any time when there is no obligation currently owing from the Pledgor to the Pledgees.

5.2. The Pledge shall not be discharged by the entry of any Secured Liabilities into any current account, in which case the Pledge shall secure any provisional or final balance of such current account up to the amount in which such Secured Liabilities were entered therein.

5.3 Each of the Pledgees may at any time without discharging or in any way affecting the Pledge (a) grant the Pledgor any time or indulgence, (b) concur in any moratorium of the Secured Liabilities, (c) abstain from taking or perfecting any other security and discharge any other security, or (d) abstain from exercising any right or recourse or from proving or claiming any debt and waive any right of recourse.

ARTICLE 6 : RIGHTS ATTACHING TO THE SHARES

6.1      Voting rights

        Unless an Event of Default (as defined in the Loan Agreement) has occurred, the Pledgor shall exercise its voting rights in respect of the Shares in a manner consistent with the interests of the Pledgees.

        Upon an Event of Default which results in the Pledgees (or any of them) serving a Notice of Default to the Borrower under the Loan Agreement (hereinafter referred to as a "Declared Default") and as long as such Declared Default shall be continuing, the Pledgor shall cast the votes attaching to the Shares in accordance with the Pledgees' instructions, which instructions the Pledgor shall timeously seek.

6.2     Dividend rights and other returns

        In the absence of any Declared Default, any dividends on the Shares shall be payable to the Pledgor.

        Following the occurrence of a Declared Default and as long as such Declared Default shall be continuing, any dividends shall be paid exclusively to the Pledgees which shall apply the same towards and to reduce down the Secured Liabilities.

        Any return on the Shares other than a dividend, irrespective of whether in the form or repayment of capital, scrips, dividend shares, bonus shares or otherwise, shall exclusively be paid or delivered to the Pledgees which shall apply the same towards and to reduce down the Secured Liabilities.

        In the event that any return on the Shares which, pursuant to the above paragraphs, is to be paid or delivered to the Pledgees, shall entitle the Pledgor to a tax credit on account of withholding taxes, the Pledgor shall, forthwith upon the declaration of such return, pay to the Pledgees an amount equivalent to such tax credit and such amount shall be deemed a return on the Shares for the purposes of this Article 6.2, which is to be applied towards and to reduce down the Secured Liabilities.

        The Pledge shall not in any way be affected by any stamping, regrouping, splitting or renewal of the Shares, or by any similar operation, and the securities resulting from any such operation shall be part of the Shares and the Pledged Assets.

ARTICLE 7 : DISCHARGE OF THE PLEDGE

7.1 The Pledge shall be discharged by, and only by, the express release thereof granted by the Pledgees. The Pledgees shall grant such express discharge as soon as practical after all the Secured Liabilities pursuant to the Loan Agreement have irrevocably been fulfilled in accordance with its terms and conditions.

7.2 The Pledgees shall inform the Company of such release, and shall provide the Pledgor with a power of attorney in favour of the agent designated by the Pledgor for the purpose of recording the release of the Pledge in the Company's share register. Forthwith upon such release being granted, the Pledgees shall return to the Pledgor any other Pledged Assets and the Pledgor shall take delivery thereof.

7.3 Any release of the Pledge shall be null and void and without effect if any payment received by the Pledgees (or any of them) and applied towards satisfaction of all or part of the Secured Liabilities (a) is avoided or declared invalid as against the creditors of the maker of such payment, or (b) becomes repayable by the Pledgees (or any of them) to a third party, or (c) proves not to have been effectively received by the Pledgees (or any of them).

ARTICLE 8 : DUTIES OF THE PLEDGEES

8.1 The Pledgees shall not be liable for any acts or omissions including, without limitation, acts or omissions with respect to the Pledged Assets, except in case of their gross negligence or wilful misconduct.

8.2 None of the Pledgees shall be under any obligation to take any steps necessary to preserve any rights in the Pledged Assets against any other third parties but may do so at its option, and all expenses reasonably incurred in connection therewith shall be for the account of the Pledgor and shall be part of Secured Liabilities.

ARTICLE 9 : EXPENSES

All reasonable expenses and duties in connection with this Agreement, in particular with regard to the establishment and perfection of the Pledge and the granting of any release thereof, shall be borne by the First Pledgee.

ARTICLE 10 : EVIDENCE OF SECURED LIABILITIES

A bona fide certificate by the Pledgees as to the amount and the terms and conditions of the Secured Liabilities, properly prepared and delivered, shall be conclusive evidence as against the Pledgor, save to the extent of contrary evidence (if any).

ARTICLE 11 : NOTICES

Article 19 (Notices) of the Loan Agreement shall apply to any notice given pursuant to or in connection with this Agreement.

ARTICLE 12 : SEVERABILITY

The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of this Agreement or any other provision hereof.

ARTICLE 13 : WAIVER

No failure on the part of the Pledgees (or any of them) or of the Pledgor to exercise, or delay on its part in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single exercise by the Pledgees (or any of them) or by the Pledgor of any right preclude any further or other exercise of such right or the exercise of any other right by the Pledgees or by the Pledgor.

ARTICLE 14 : APPLICABLE LAW AND JURISDICTION

14.1 This Agreement shall be governed by and construed in accordance with Belgian law.

14.2 The Pledgor agrees for the benefit of the Pledgees that any dispute arising out of or in onnection with this Agreement shall be subject to the exclusive jurisdiction of the Courts of

        Brussels, Belgium, without prejudice to the rights of the Pledgees to take legal action before any other court of competent jurisdiction.

ARTICLE 15 : FACSIMILE SIGNATURES

The Parties agree that this Agreement and all exhibits or documents in connection therewith, may be validly executed by facsimile signatures.

(signatory page follows)

AGREED ON 2 APRIL 2002 AND EXECUTED IN FIVE (5) ORIGINALS ON THE DATES INDICATED HEREINAFTER, EACH OF THE PARTIES ACKNOWLEDGING HAVING RECEIVED ONE ORIGINAL.

THE PLEDGOR :

         Date              :.....................................

         Signature         :.....................................

         Name              : Dennis Petke for Aucxis Corp.

         Capacity          : Managing Director

THE FIRST PLEDGEE :

         Date              :.....................................

         Signature         :.....................................

         Name              :.....................................

         Capacity          : Special Attorney

THE SECOND PLEDGEE :

         Date              :.....................................

         Signature         :.....................................

         Name              : Nicholas Saphir

         Capacity          : Trustee

THE THIRD PLEDGEE :

         Date              :.....................................

         Signature         :.....................................

         Name              :.....................................

         Capacity          : Director

THE FOURTH PLEDGEE :

         Date              :.....................................

         Signature         :.....................................

         Name              :  Jean-Jacques Mennillo

SCHEDULE 1 : POWER OF ATTORNEY AS REFERRED TO IN ARTICLE 3.4
--------------------------------------------------------------------------------

The undersigned :

AUCXIS, a limited liability company ("naamloze vennootschap") existing under the laws of Belgium, with its registered offices at 9190 Stekene, Zavelstraat 7, registered with the Commercial Registry of Sint-Niklaas as number 61.208 (the "Pledgor"), represented for the purpose of this Agreement by AUCXIS CORP., a company incorporated under the laws of the State of Nevada, United States of America, with its registered offices at Toronto Ontario M5H 1K4, 220, King Street West , represented for the purpose of this Agreement by Mr Dennis Petke, its Chief Financial Officer,

declares :

1. that it has, pursuant to a Pledge Agreement dated 2 April 2002, pledged to:

        (a) ABN AMRO CAPITAL (Belgium), a limited liability company ("naamloze vennootschap") existing under the laws of Belgium, with its registered offices at 1000 Brussels, Regentlaan 53, Belgium, registered with the Commercial Registry of Brussels as number 622.783, 148 registered shares N(degree)s 49 to 132 (included) and N(degree)s 385 to 448 (included) ;

        (b) BODIN SAPHIR PENSION SCHEME a small self administered pension scheme under the Laws of England, Heronden, Chart Hill, Chart Sutton, Kent ME 17 3EZ, England, 148 registered shares N(degree)s 133 to 216 (included) and N(degree)s 449 to 512 (included) ;

        (c) MAGNUM TECHNOLOGY LTD., a limited liability company existing under the laws of Guernsey, with its registered offices at St. Peter's House, St. Peter Port, GY1 6AX, Guernsey, The Channel Islands, 148 registered shares N(degree)s 217 to 300 (included) and N(degree)s 513 to 576 (included), and ;

        (d) MR JEAN JACQUES MENNILLO, residing at 13190 Allauch, 270 Chemin de Carambot de la Ribassiere, France, 148 registered shares N(degree)s 301 to 384 (included) and N(degree)s 577 to 640 (included);

        in AUCXIS TRADING SOLUTIONS, a limited liability company ("naamloze vennootschap") existing under the laws of Belgium, with its registered offices at 9190 Stekene, Zavelstraat 7, registered with the Commercial Registry of Sint-Niklaas as number 43.775 (the "Company").

2. that it hereby appoints BODIN & NIELSEN LTD., a limited liability company under the laws of England, with its registered offices at Heronden, Chart Hill, Chart Sutton, Kent ME 17 3EZ, England, represented for the purpose of this agreement by Mr Nicholas Saphir (the "Attorney"), which accepts, or any third party further to be appointed by the Attorney, as its special attorney, with power to act alone or to substitute, for the purpose of recording the above pledge in the Company's share register.

Executed on 2 April 2002.

The Pledgor *:                                  The Attorney

SCHEDULE 4 : ESCROW AGREEMENT
--------------------------------------------------------------------------------

                                ESCROW AGREEMENT
                                ----------------

                 THIS AGREEMENT dated the 2nd day of April, 2002

                                   A M O N G:

                                  AUCXIS CORP.

                             (hereinafter "AUCXIS")

                                     - and -

--------------------
* Signature to be preceded by the hand-written words "Goed voor volmacht".

                          ABN AMRO CAPITAL (BELGIUM) NV

                               (hereinafter "ABN")

                                     - and -

                           BODIN SAPHIR PENSION SCHEME

                              (hereinafter "BODIN")

                                     - and -

                             MAGNUM TECHNOLOGY LTD.

                             (hereinafter "MAGNUM")

                                     - and -

                                  J.J. MENNILLO

                              (hereinafter "J.J.")

                                     - and -

                          BLAKE, CASSELS & GRAYDON LLP

                             (hereinafter "BLAKES")

WHEREAS:

A. ABN, Bodin, Magnum and J.J. shall sometimes collectively be referred to as the "Lenders";

B. Aucxis, the Lenders and Aucxis NV entered into a convertible bridge loan agreement dated April 2nd 2002 (the "MAIN AGREEMENT"), a copy of which is attached as Schedule "A" hereto, pursuant to which each of ABN, Bodin, Magnum and J.J. agreed to make available to Aucxis by way of loan the amount of U.S.$125,000, representing an aggregate loan by the Lenders to Aucxis of U.S.$500,000;

C. Aucxis and the Lenders desire to place the said loans (up to an aggregate amount of U.S.$500,000 (the "DEPOSIT")) in escrow with Blakes; and

D. Blakes is willing to hold the Deposit in escrow on behalf of Aucxis and the Lenders subject to the terms and conditions of this Agreement.

NOW THEREFORE in consideration of the sum of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEPOSIT AND INTEREST. The Deposit shall be held in escrow by Blakes and deposited in a trust account with the Canadian Imperial Bank of Commerce. If any interest is earned on the Deposit ("INTEREST") which is credited to such trust account, the Interest shall at all times be held by Blakes for the benefit of Aucxis. Blakes makes no representation as to the yield available upon the Deposit, shall bear no liability for any failure to achieve the maximum possible yield from the Deposit and shall not be responsible for any failure of Canadian Imperial Bank of Commerce. The party receiving interest, if any, on the Deposit shall pay all income and other taxes applicable thereto or exigible thereon.

2. DISPOSITION OF DEPOSIT. Blakes is hereby irrevocably authorized and directed to pay the Deposit and Interest, if any, in one single tranche or in several tranches as follows:

(a) Upon receipt of a written direction signed by Aucxis, Blakes is hereby irrevocably authorized and directed to pay the Interest in accordance with such written direction;

(b) Upon receipt of a written Draw-down Notice (as such term is defined in the Main Agreement) substantially in the form of Schedule 5 to the Main Agreement, signed by Aucxis, Blakes is hereby irrevocably authorized and directed to pay the Deposit in accordance with such Draw-down Notice;

(c) Upon receipt of a written Prepayment Notice (as such term is defined in the Main Agreement) substantially in the form of Schedule 6 to the Main Agreement, signed by Aucxis, Blakes is hereby irrevocably authorized and directed to pay the Deposit in accordance with such Prepayment Notice;

(d) Upon receipt of a written Notice of Unlawfulness (as such term is defined in the Main Agreement) signed by any of ABN, Bodin, Magnum or J.J. and receipt of a direction executed by Aucxis confirming that Aucxis does not challenge such Notice of Unlawfulness, Blakes is hereby irrevocably authorized and directed to pay to ABN, Bodin, Magnum or J.J., in accordance with such Notice of Unlawfulness, their pro-rata shares of the Deposit, based on the amount that each Lender paid to Blakes on account of the Deposit, or of the remaining portion thereof as of the date of the receipt by Blakes of the Notice of Unlawfulness in the event a portion of the Deposit has previously been released pursuant to the terms of this Agreement, which amount shall not include Interest;

(e) Upon receipt of a written Notice of Default (as such term is defined in the Main Agreement) signed by any of ABN, Bodin, Magnum or J.J. and receipt of a direction executed by Aucxis confirming that Aucxis does not challenge such Notice of Default, Blakes is hereby irrevocably authorized and directed to pay to ABN, Bodin, Magnum or J.J., in accordance with such Notice of Default, their pro-rata share of the Deposit, based on the amount that each Lender paid to Blakes on account of the Deposit, or of the remaining portion thereof as of the date of the receipt by Blakes of the Notice of Default in the event a portion of the Deposit has previously been released pursuant to the terms of this Agreement, which amount shall not include Interest; and

(f) on or following December 31, 2002, Blakes is hereby irrevocably authorized and directed to pay the Deposit, or any remaining portion thereof in the event a portion of the Deposit has previously been released pursuant to the terms of this Agreement, which amount shall not include Interest, upon the receipt of a written direction from the Lenders and in accordance with such written direction.

Blakes shall have no obligation to make any determination as to the validity of any such directions, Draw-down Notices, Notices of Unlawfulness or any claims made by any party for entitlement to the Deposit and Blakes shall be entitled to continue to hold the Deposit until such time as Blakes receives the written directions, Draw-down Notices and Notices of Unlawfulness as contemplated in this Section 2 or until Blakes is directed by final judgment of a Court as to the disposition of the Deposit.

3. DISPUTE. Blakes shall have the right at any time to deposit the Deposit and Interest earned thereon, if any, with the Accountant of the Ontario Superior Court of Justice in accordance with the Rules of Civil Procedure respecting interpleader or in such other manner or on such other grounds as such Court may direct. Blakes shall give written notice of any such deposit to Aucxis and the Lenders immediately after such deposit is made.

4. NO AGENCY. The parties acknowledge that Blakes is acting solely as a stakeholder at their request and for their convenience and Blakes shall not be deemed to be the agent of either Aucxis or the Lenders in respect of the escrow herein referred to. Blakes shall not be liable to either Aucxis or the Lenders for any error in judgment or for any act or omission on its part in respect of the escrow herein referred to unless such error in judgment, act or omission is made, taken or suffered in bad faith or involves gross negligence.

5. INDEMNITY. Aucxis and the Lenders hereby jointly and severally agree to indemnify and hold Blakes harmless from and against all costs, claims (including those from third parties) and expenses, including solicitor's fees and disbursements incurred in connection with or arising from the performance of Blakes' duties or rights hereunder; provided that this indemnity shall not extend to actions or omissions taken or suffered by Blakes in bad faith or involving gross negligence on the part of Blakes.

6. FEES. Aucxis agrees to pay to Blakes forthwith upon receipt of an invoice therefor all of Blakes' accounts for time, disbursements and applicable goods and services taxes relating to the performance by Blakes of its duties or rights hereunder or other work incidental to or contemplated pursuant to the terms of this Agreement.

7. LIMITATION ON DUTIES. It is understood and agreed that Blakes' only duties and obligations in respect of the Deposit are expressly set out in this Agreement. Blakes shall have the right to consult with separate counsel of its own choosing (if it deems such consultation advisable) and shall not be liable for any action taken, suffered or omitted to be taken by it if Blakes acts in accordance with the advice of such counsel. Blakes shall be protected if it acts upon any written or oral communication, notice, certificate or other instrument or document believed by Blakes to be genuine and to be properly given or executed without the necessity of verifying the truth or accuracy of the same or the authority of the person giving or executing the same.

8. RESIGNATION OF BLAKES. Blakes may, at any time, resign its obligations under this Agreement and be discharged from all further duties and liabilities hereunder by giving Aucxis and the Lenders at least 10 days notice in writing of its intention to resign or such shorter notice as Aucxis and the Lenders may accept as sufficient. Aucxis and the Lenders agree that they shall forthwith upon receipt of such notice appoint a new stakeholder to act in the place and stead of Blakes and if they fail to agree on such appointment, Aucxis or the Lenders or Blakes may apply to a Judge of the Ontario Superior Court of Justice on such notice as such Judge may direct for the appointment of a new stakeholder. Upon any new appointment, the new stakeholder will be vested with the same powers, rights, duties and obligations as if it had been originally named herein as stakeholder and such new stakeholder shall enter into an agreement with Aucxis and the Lenders agreeing to be bound by all of the provisions of this Agreement.

9. DISCHARGE FROM DUTIES. Upon disposing of the Deposit and Interest thereon, if any, in accordance wit the provisions of this Agreement, Blakes shall be relieved and discharged from all claims and liabilities relating to the Deposit and Interest thereon, if any, and Blakes shall not be subject to any claims made by or on behalf of any party hereto.

10. NO CONFLICT. The fact that Blakes is acting as stakeholder under this Agreement shall not in any way prevent it from representing Aucxis or Aucxis NV in connection with the transactions contemplated in the Main Agreement or any litigation arising from the Main Agreement or this Agreement or from representing Aucxis or Aucxis NV or any other party in any other capacity or in any other transaction.

11. NOTICE. All notices or other communications given pursuant to this Agreement shall be in writing and shall be either delivered by hand or by facsimile transmission addressed as follows:

    in the case of Aucxis, to:

             AUCXIS CORP.

             220 King Street West

             Toronto, Ontario

             M5H 1K4

             Attention:  Chief Financial Officer

             Facsimile:  + 1 416-214-0585

    in the case of ABN, to:

             ABN AMRO CAPITAL (BELGIUM)

             Regentlaan 53

             1000 Brussels

             Belgium

             Attention:  Mr Bart Sonck

             Facsimile:  +32-2-546-0411

    in the case of Bodin, to:

             Bodin Saphir Pension Scheme

             Heronden, Chart Hill, Chart Sutton

             Kent ME 17 3EZ

             England

             Attention:  Mr Nicholas Saphir

             Facsimile:  +44-1622-844361

    in the case of Magnum, to:

             Magnum Technology Ltd.

             St. Peter's House, St. Peter Port

             Guernsey GY1 6AX

             The Channel Islands

             Attention:  Mssrs Nick Moss or Vince Aylaward

             Facsimile:  +44-1481-712686

    in the case of J.J., to:

             Jean Jacques Menillo

             270 Chemin de Carambot de la Ribassiere

             13190 Allauch

             France

             Facsimile:  +33 1 5326 0001

    in the case of Blakes, to:

             Blake, Cassels & Graydon LLP

             World Exchange Plaza

             45 O'Connor Street

             Ottawa, Ontario

             Canada

             K1P 1A4

             Attention:  Gary Jessop

             Facsimile:  +1 613-788-2247

Any notice or other communication shall conclusively be deemed to have been given and received on the date on which it was delivered or sent if delivered or sent during normal business hours on a business day, and if delivered after normal business hours or on other than a business day, shall be deemed to have been given or sent on the next following business day. Any party may change its address for notices or other communications by giving notice thereof to the other parties to this Agreement in accordance with this Section. For the purpose of this Agreement, a business day means any day (other than a Saturday, a Sunday or a statutory holiday in the Province of Ontario, Canada) on which banks are open for general business in the Province of Ontario, Canada.

12. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

13. MODIFICATION. This Agreement may only be modified or amended by an agreement in writing signed by all of the parties hereto.

14. TIME. Time shall be of the essence of this Agreement.

15. SUCCESSORS AND ASSIGNS. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

    IN WITNESS WHEREOF the parties have executed this Agreement.

                                       AUCXIS CORP.

                                        By:
                                           -------------------------------------
                                        Name: Dennis Petke

                                        Title: Chief Financial Officer


                                        ABN AMRO CAPITAL (BELGIUM) NV

                                        By:
                                           -------------------------------------
                                        Name:

                                        Title: Special Attorney


                                        BODIN SAPHIR PENSION SCHEME

                                        By:
                                           -------------------------------------
                                        Name: Nicholas Saphir

                                        Title: Trustee


                                        MAGNUM TECHNOLOGY LTD.

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title: Director

                                        J.J. MENNILLO


                                        ----------------------------------------


                                        BLAKE, CASSELS & GRAYDON LLP

                                        By:
                                           -------------------------------------

                                        Name:  Don Greenfield

                                        Title: Administrative Partner

SCHEDULE 5 : DRAW-DOWN NOTICE
--------------------------------------------------------------------------------

                                      (Lenders' addresses at relevant time)

                                      (Escrow Agent's address at relevant time)

                                                  (place and date)

RE: DRAW-DOWN NOTICE IN ACCORDANCE WITH ARTICLE 4.2 OF THE BRIDGE LOAN AGREEMENT DATED 2 APRIL 2002 ("LOAN AGREEMENT").

Dear Sir/Madam,

We refer to the loan agreement dated 2 April 2002 and made between Aucxis Corp. as the Borrower, and ABN AMRO Capital Belgium, Bodin Saphir Pension Scheme, Magnum Technology and Jean-Jacques Mennillo as the Lenders (the "Loan Agreement"). Terms defined in the Loan Agreement shall have the same meaning in this notice.

We hereby give you notice that, pursuant the Loan Agreement and upon the terms and subject to the conditions contained therein, we wish to effect a draw-down as follows:

        (i)     Amount US $ : .................................

        (ii)    Drawdown Date : .................................

        (iv)    General Description of the prospective use : ...................

Yours faithfully,

For and on behalf of the Borrower

        Signature         :.....................................

        Name              :.....................................
        Capacity          :.....................................

SCHEDULE 6 : PREPAYMENT NOTICE
--------------------------------------------------------------------------------

                                      (Lenders' addresses at relevant time)

                                      (Escrow Agent's address at relevant time)

                                                  (place and date)

RE: PREPAYMENT NOTICE PURSUANT TO ARTICLE 7.2 OF THE BRIDGE LOAN AGREEMENT DATED 2 APRIL 2002 ("LOAN AGREEMENT").


Dear Sir/Madam,

We refer to the loan agreement dated 2 April 2002 and made between Aucxis Corp. as the Borrower, and ABN AMRO Capital Belgium, Bodin Saphir Pension Scheme, Magnum Technology and Jean-Jacques Mennillo as the Lenders (the "Loan Agreement"). Terms defined in the Loan Agreement shall have the same meaning in this notice.

We hereby give you notice that, pursuant the Loan Agreement and upon the terms and subject to the conditions contained therein, we wish to effect a voluntary prepayment as follows :

        (i)     Amount US $ : .....................

        (ii)    Break-down of the amount mentioned sub (i) :

                o  principal : ...............

                o  interest : ................

        (iv)    Prepayment Date : ......................

[Optional] The Escrow Agent is hereby instructed to retransfer to the Lenders such amounts of the Loan as have not been drawn down in accordance with Article 4 of the Loan Agreement, in accordance with the Loan Agreement and upon the terms and subject to the conditions contained therein.

Yours faithfully,

For and on behalf of the Borrower

        Signature       :...................................

         Name           :...................................
         Capacity       :...................................